Exhibit 99.1
Investor Presentation March 2008

Forward Looking Statements • This presentation contains forward-looking statements based on current expectations that are subject to a number of uncertainties and risks. Actual results may differ materially. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. • The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All of the forward-looking statements are expressly qualified by the risk factors discussed in the Company’s filings with the Securities and Exchange Commission. For a detailed discussion of these risk factors, please review the Company’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2007, and subsequent filings. • Except as required by law, the Company will not update forward-looking statements over the course of future periods. • For questions related to this information, please contact John Stone, Chief Financial Officer, at 404-923-6090 or John.Stone@S1.com.

Company Overview • Customer interaction software for financial and payment services • Unique solution sets for financial institutions, retailers, and processors • Virtually every financial market segment and delivery channel • Approximately 1,450 employees worldwide

Global Presence .. .. .. .. .. .. .. ..
.. North America — 675 Employees Europe & Middle East — 110 Employees India — South Africa — 150 Employees Asia-Pacific — 20 Employees 500 Employees

Three Distinct Brands Full service and self service banking solutions for large financial institutions worldwide Self service banking solutions for small to medium USA financial institutions and payment solutions worldwide
Full service banking solutions for financial institutions in the USA

Market Model Customers Advantage Solutions • Eight products • Online Solutions: • Personal Banking • Business Banking • Corporate Banking • Mobile Banking • Trade Finance • Insurance • Branch and Call Center Solutions • Teller • Sales & Service / Call Center

Model Customers Solutions Advantage Market • Targets Large Financial Institutions • Typically more than $10 Billion in assets • Worldwide • Organized in five units: • Americas — Retail Online • Americas — Treasury Online • Americas — Branch and Call Center • International • Insurance

Model Customers Solutions Advantage Market • Products licensed on a perpetual basis • Annual maintenance 21% — 24% of license • Some historical subscription or term licenses • Pricing typically based on end-users or seats • Implementation services typically 50% to 200% of license • Implementations typically take 6 to 12 months • Hosting or on-premise model • Sales cycle from 6 to 18 months • Direct sales force

Model Customers
Solutions Advantage Market • Integrated application on a single architecture and database • Initially approach customers with a single solution • Example: Business Banking • Then cross-sell applications based on customers’ demands • Example: Mobile Banking

Model Solutions Advantage Market Customers
Not a complete list but a representative sample • The largest bank in the world • 7 of the top 10 banks in the USA • 3 of the top 5 banks in Canada • The number 2 bank in China • 2 of the top 3 banks in Thailand • Largest P&C insurance company in the USA

Market Model Customers Advantage Solutions • Payment solutions • Community financial solutions

Market Model Customers Advantage Solutions Channels Payment Instruments Transactions ATM/Kiosk POS Internet Voice Mobile phones Magstripe debit cards Magstrip credit cards EMV debit cards EMV credit cards Check Gift cards Stored value cards
Cash EBT Fleet cards Others... Purchase Cash withdrawal Refunds Transfers Bill payment Wire transfers Prepayment Recharge Statements Real-time forex Others... PAYMENT SOLUTIONS

Model Customers
Solutions Advantage Market ..Verticals ..Financial institutions ..Retailers ..Processors ..Telcos ..Business characteristics ..ATM owners and deployers ..Merchant acquirers ..Card issuers ..Retailers PAYMENT SOLUTIONS

Model Customers
Solutions Advantage Market • Licensed on a perpetual basis • Annual maintenance typically 18% to 21% • Pricing typically based on transaction volumes • Sales cycle from 6 to 12 months • Direct sales, some indirect channels internationally PAYMENT SOLUTIONS

Model Customers Solutions Advantage Market PAYMENT SOLUTIONS • Open systems industry leader
· More open systems implementations than all other vendors combined • 100,000 ATMs, 500,000 POS, 7 billion transaction / year • Scalable • Based on state of the art technologies • Advanced functionality market leader • Multi-channel platform • ATMs, POS devices, Internet, IVR systems, Mobile phones, etc. • True application level active-active technology • Customers not impacted when upgrading • Much more effective than traditional DR solutions • Highly productized • Rapid implementation • Smooth upgrade path • Software development kit (SDK) • Rapid response to new market developments • System easily extended • Very high customer satisfaction

Advantage Customers
Model Solutions Market PAYMENT SOLUTIONS United States Colombia Canada Mexico Puerto Rico Dominican Republic Barbados Venezuela Brazil Argentina UAE
Mauritius Seychelles India Zambia Zimbabwe Jamaica South Africa Australia Namibia Kenya United Kingdom Nigeria Thailand Greece Peru
Indonesia Czech Republic Spain Sweden Luxembourg Papua New Guinea Guam Philippines Laos Denmark Hungary Lithuania Russia Poland Israel
China Hong Kong Bahrain Botswana Ecuador Ghana Latvia Malawi New Zealand Tanzania Netherlands Belgium Over 290 customers in more than 50 countries and processing more than 7 billion transactions a year driving over 100,000 ATMs and 500,000 POS devices Iceland
Finland Saudi Arabia

Model Solutions Advantage Market Customers The world’s largest private label card issuer 2 of the top 10 retail The premier retail brand i 3 of the 4 top banks in Africa 3 of the top 5 banks in Israel 3 of the top 5 banks in the United Arab Emirates The 2 largest credit card i rgest core system providers i The 3 largest ATM manufac rgest EFT processors in Eastern Europe PAYMENT SOLUTIONS
Not a complete list but a representative sample

Market Model Customers Advantage Solutions • Payment solutions • Community financial solutions

Market Model Customers
Advantage Solutions • Building ONE fully integrated platform supporting: • Retail Internet Banking • Business Internet Banking • Voice Banking • Mobile Banking • ATM Driving • Card Management • Legacy Q-Up, Regency and Mosaic solutions being integrated • Historically, very limited cross-sales • Community Banks and Credit Unions in North America • Asset size less than $10B Community Financial Solutions

Model Customers Solutions Advantage
Market • Targets community & regional banks in the USA • Targets credit unions in the USA • Typically less than $10 Billion in assets Community Financial Solutions

Model Customers Solutions Advantage Market • Subscription model (term license) • Pricing typically based on volume • Data center includes on-line bill pay • Implementations typically 3 to 6 months • Sales cycle from 3 to 6 months Community Financial Solutions

Model Customers Solutions Advantage Market • Mature, robust, open, scalable platform • Additional cross-sale opportunities • One dashboard to manage all self-service channels • One code base • Simplified operations • Simplified upgrading • Reduces development and maintenance costs · Channel integration examples • Mobile banking • Internet activation via ATM • ATM personalization through Internet Community Financial Solutions

Model Solutions Advantage Market Customers • 400+ Internet Banking customers • Approximately half of these customers are hosted • 800+ Voice Banking customers • 50+ ATM customers Community Financial Solutions

Market Model
Customers Advantage Solutions • Branch and Call Center Solutions • Teller • Sales & Service / Call Center • Lending solutions

Model Customers Solutions Advantage Market • Targets Financial Institutions • Typically less than $10 Billion in assets
· USA only

Model Customers Solutions Advantage Market • Solution licensed on a perpetual basis • Annual maintenance typically 21% to 24% • Pricing typically based on teller / call center seats volumes • Direct and indirect sales

Model
Customers Solutions Advantage Market • Over 1,000 banks • More than 90,000 end user workstations • OEM relationships with core providers

Model Solutions Advantage Market Customers • Resellers: • Fidelity/Miser • Fiserv/ITI • Open Solutions/Bisys
· Direct Customers • Compass Bank • M&T Bank • Synovus • TCF Bank • Zions Bank Not a complete list but a representative sample

Brands, Products & Markets Retail Online Personal & Business Banking Mobile Banking & Payments Treasury Online Insurance Payments Branch Banking Call Center Voice Banking
Lending Bill Payment Services Global Global Global USA — Global Global Global — USA USA USA — — Global — — USA — USA
- — — — — USA USA — USA -

Two Reporting Segments Enterprise Postilion Americas Internet/Voice/Mobile Banking & Payments International
Payments USA Full service banking Americas International Insurance Good margins — expect flat or declining revenue Areas for potential revenue growth

2007 Full Year Financial Update • Revenue increased 7% to $205 million • Revenue from largest customer declined $4.5 million • Revenue from all other customers increase 12% • Revenue from all other Enterprise customers increased 32% • Net Cash provided by operating activities increased $29 million • 2007 Net cash provided by operations = $32 million
· EBITDA(1) increased $33 million • 2007 EBITDA = $30 million • Cash Position • Ended 2007 with $69 million in Cash and Short-term Investments • Repurchased $51 million of stock in 2007 • Repurchased $107 million of stock or 22% of company since November 2006

2008 Financial Outlook • Full year revenue estimated from $216 million to $220 million • GAAP Earnings Per Share of $0.37 to $0.40 • Includes estimated stock based compensation expense of $8 million • Assumes no impact from possible changes in the income tax valuation allowance during 2008

Revenue and EBITDA[1] trends *(by segment)*

S|ONE



Enterprise
Postilion
In Millions
30.0
25.0
20.0
15.0
10.0
5.0
0.0
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07
8.0
6.0
4.0
2.0
0.0
-2.0
-4.0
-6.0
-8.0
-10.0

Postilion | Enterprise | FSB

33

© 2008 S1 Corporation
All rights reserved

Consolidated Trend In millions, except per share amounts (10.0) (5.0) — 5.010.0 - 10.020.030.040.050.060.0 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07
EPS ($0.01) ($0.02) $0.03 ($0.17) $0.05 $0.08 $0.08 $0.11 (From Continuing Operations) $43.4 $46.7 $51.9 $50.2 $47.6 $52.6 $51.3 $53.4 $1.4 $1.3 $4.2 $5.4 $7.7 $7.0 $9.5 Revenue/ EBITDA(1)/EPS ($10)

2007 Cash Flow 60.080.0100.0120.0140.0BeginningEarningsWorking capitalCap Ex/leases New sharesShareRepurchasesEnding Operations Cash and short-term investments Stock activity January 1, 2007 December 31, 2007 $91.0 $68.9
$41.0 ($ 8.7) ($13.8) $10.4 ($51.0) In Millions (1) (2) (3) (4) (1) Cash flows from operating activities before changes in working capital (2) Impact of changes in assets and liabilities on cash flows from operations (3) Capital expenditures, payments on capital leases, foreign currency impact and net impact of other items (4) Proceeds from shares issued upon employee stock option exercises net of payment on stock appreciation rights 6.6M shares at average price of $7.60 Basic shares = 61,290,973 Basic shares = 56,748,906

Consolidated GAAP Trend

In millions(1), except per share amounts

S ONE

	1Q 06	2Q 06	3Q 06	4Q 06	1Q 07	2Q 07	3Q 07	4Q 07
Software licenses revenue	$ 6.0	$ 6.4	$ 10.5	$ 6.9	$ 5.8	$ 7.8	$ 8.3	$ 8.9
Support and maintenance	10.7	11.2	11.1	11.1	10.5	11.2	11.7	12.2
Professional services	14.6	17.0	18.4	20.4	19.4	21.7	19.4	19.2
Data center	11.6	11.9	11.6	11.7	11.7	11.7	11.6	12.7
Other	0.5	0.3	0.3	0.1	0.2	0.2	0.3	0.4
Total revenues	43.4	46.7	51.9	50.2	47.6	52.6	51.3	53.4
Direct Costs (2)	21.5	22.7	24.5	24.6	21.9	23.3	23.5	25.6
Selling and marketing (2)	5.9	6.7	7.2	7.9	7.4	7.8	8.0	8.2
Product development (2)	9.6	9.9	9.5	9.9	6.9	6.8	7.2	5.5
General and administrative (2)	5.7	6.5	7.1	7.4	6.7	7.7	6.3	5.5
Merger related and restructuring costs (2)	0.3	0.5	0.4	11.2	-	-	-	-
Depreciation	1.8	2.0	2.1	2.0	1.8	1.7	1.6	1.8
Amortization of other intangible assets	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
Total operating expenses	45.1	48.6	51.0	63.5	45.1	47.6	46.9	46.9
Operating (loss) income	(1.6)	(1.9)	0.9	(13.3)	2.5	5.0	4.4	6.5
Interest and other income, net	1.2	1.0	1.3	1.4	0.9	0.8	0.9	0.0
Income tax benefit (expense)	(0.4)	(0.3)	(0.3)	(0.4)	(0.4)	(0.8)	(0.1)	(0.1)
(Loss) income from continuing operations, net o	(0.8)	(1.1)	1.9	(12.2)	3.0	4.9	5.1	6.4
Gain (loss) from disc operations	0.4	(1.0)	31.5	(0.6)	-	-	-	-
Net income (loss)	$ (0.4)	$ (2.1)	$ 33.3	$ (12.9)	$ 3.0	$ 4.9	$ 5.1	$ 6.4
Net income (loss) per share:								
Basic Continuing operations	$ (0.01)	$ (0.02)	$ 0.03	$ (0.17)	$ 0.05	$ 0.08	$ 0.09	$ 0.11
Discontinued operations	-	(0.01)	0.43	(0.01)	-	-	-	-
Net income (loss)	$ (0.01)	$ (0.03)	$ 0.46	$ (0.18)	$ 0.05	$ 0.08	$ 0.09	$ 0.11
Diluted Continuing operations	$ (0.01)	$ (0.02)	$ 0.03	$ (0.17)	$ 0.05	$ 0.08	$ 0.08	$ 0.11
Discontinued operations	-	(0.01)	0.43	(0.01)	-	-	-	-
Net income (loss)	$ (0.01)	$ (0.03)	$ 0.46	$ (0.18)	$ 0.05	$ 0.08	$ 0.08	$ 0.11
Weighted average common shares outstanding -	70,423	70,959	71,008	70,723	61,505	61,217	58,718	57,362
Weighted average common shares outstanding -	n/a	n/a	71,162	n/a	61,802	62,226	59,967	58,296

(1) Rounded amounts in millions may not add to totals

(2) Includes stock based compensation expense; for details, please refer to S1 Corporation's SEC filings and February 26, 2008 press release which can be found at www.s1.com

Postilion | Enterprise | FSB SOLUTIONS

36

© 2008 S1 Corporation All rights reserved

Segment Trend *In millions(1)*

Enterprise	1Q 06	2Q 06	3Q 06	4Q 06	1Q 07	2Q 07	3Q 07	4Q 07
Revenues:								
Software licenses	$ 1.4	$ 1.1	$ 5.3	$ 1.6	$ 1.1	$ 1.3	$ 1.8	$ 2.3
Support and maintenance	3.5	3.3	3.5	4.1	3.4	4.0	4.0	4.6
Professional services	11.7	12.9	14.2	16.1	15.5	17.3	15.7	15.3
Data center	4.9	5.4	5.2	5.6	5.7	6.1	6.3	7.4
Other	0.2	0.1	0.1	0.1	0.2	0.2	0.2	0.1
Total revenues	21.7	22.8	28.3	27.4	25.8	28.8	28.0	29.7
Operating expenses:								
Direct Costs (2)	12.6	13.7	15.2	14.8	13.5	14.8	14.0	15.3
Selling & Marketing (2)	2.8	3.2	3.3	3.4	3.2	3.5	3.1	3.3
Product Development (2)	6.1	5.9	5.7	6.3	3.0	3.0	3.1	2.6
General & Administrative (2)	2.9	3.3	3.9	3.8	3.8	3.9	3.7	3.1
Merger related and restructuring costs	0.3	0.3	0.3	8.1	-	-	-	-
Depreciation & Amortization	1.2	1.3	1.4	1.3	1.3	1.1	1.0	1.1
Total operating expenses	25.8	27.7	29.8	37.7	24.8	26.4	24.9	25.4
Operating (loss) income	$ (4.1)	$ (4.9)	$ (1.5)	$ (10.3)	$ 1.0	$ 2.4	$ 3.1	$ 4.3
Reconciliation to EBITDA:								
Operating (loss) income	$ (4.1)	$ (4.9)	$ (1.5)	$ (10.3)	$ 1.0	$ 2.4	$ 3.1	$ 4.3
Depreciation	1.1	1.3	1.4	1.3	1.2	1.1	1.0	1.1
Amortization	0.3	0.3	0.3	0.3	0.3	0.1	0.1	0.2
EBITDA	$ (2.7)	$ (3.3)	$ 0.2	$ (8.7)	$ 2.5	$ 3.7	$ 4.2	$ 5.6
(2) Includes **stock based compensation** expense of:								
Direct Costs	$ 0.2	$ 0.1	$ 0.1	$ 0.1	$ 0.1	$ 0.2	$ 0.2	$ 0.1
Selling & Marketing	0.3	0.3	0.3	0.3	0.5	0.8	0.8	0.1
Product Development	0.4	0.1	0.1	0.2	0.2	0.4	0.4	0.0
General & Administrative	0.3	0.3	0.2	0.2	0.3	0.4	0.3	0.2
Merger related and restructuring costs	-	-	-	0.3	-	-	-	-
	$ 1.1	$ 0.8	$ 0.7	$ 1.0	$ 1.0	$ 1.8	$ 1.6	$ 0.4

Postilion	1Q 06	2Q 06	3Q 06	4Q 06	1Q 07	2Q 07	3Q 07	4Q 07
Revenues:								
Software licenses	$ 4.6	$ 5.3	$ 5.2	$ 5.3	$ 4.7	$ 6.5	$ 6.5	$ 6.6
Support and maintenance	7.2	7.9	7.6	7.1	7.1	7.3	7.7	7.6
Professional services	2.9	4.0	4.2	4.3	4.0	4.4	3.7	4.0
Data center	6.7	6.5	6.4	6.1	6.0	5.6	5.3	5.3
Other	0.4	0.2	0.2	0.0	0.0	0.0	0.1	0.3
Total revenues	21.7	23.9	23.6	22.8	21.8	23.8	23.3	23.8
Operating expenses:								
Direct Costs (2)	8.9	9.0	9.2	9.9	8.4	8.5	9.5	10.3
Selling & Marketing (2)	3.1	3.5	3.9	4.6	4.2	4.2	4.9	4.9
Product Development (2)	3.5	4.0	3.8	3.7	3.9	3.8	4.1	2.9
General & Administrative (2)	2.8	3.2	3.2	3.6	2.9	3.8	2.6	2.4
Merger related and restructuring costs	0.0	0.2	0.1	3.1	-	-	-	-
Depreciation & Amortization	0.9	1.0	1.0	1.0	0.9	0.9	0.9	1.0
Total operating expenses	19.2	20.9	21.2	25.8	20.3	21.2	22.0	21.5
Operating (loss) income	$ 2.5	$ 3.1	$ 2.4	$ (3.0)	$ 1.5	$ 2.6	$ 1.3	$ 2.3
Reconciliation to EBITDA:								
Operating (loss) income	$ 2.5	$ 3.1	$ 2.4	$ (3.0)	$ 1.5	$ 2.6	$ 1.3	$ 2.3
Depreciation	0.6	0.7	0.7	0.7	0.6	0.6	0.6	0.7
Amortization	1.0	1.0	1.0	1.0	0.9	0.8	0.8	0.9
EBITDA	$ 4.1	$ 4.7	$ 4.0	$ (1.3)	$ 3.0	$ 4.0	$ 2.8	$ 3.9
(2) Includes **stock based compensation** expense of:								
Direct Costs	$ 0.0	$ 0.0	$ 0.0	$ 0.0	$ 0.0	$ 0.0	$ 0.0	$ 0.0
Selling & Marketing	0.1	0.1	0.1	0.1	0.4	0.7	0.7	0.0
Product Development	0.0	0.0	0.0	0.1	0.2	0.3	0.3	0.0
General & Administrative	0.2	0.2	0.2	0.3	0.2	0.3	0.3	0.3
Merger related and restructuring costs	-	-	-	0.2	-	-	-	-
	$ 0.4	$ 0.3	$ 0.4	$ 0.8	$ 0.9	$ 1.4	$ 1.3	$ 0.3

(1) Rounded amounts in millions may not add to totals
(2) Includes stock based compensation expense; for details, please refer to S1 Corporation's SEC filings and February 26, 2008 press release which can be found at www.s1.com

37
© 2008 S1 Corporation
All rights reserved

(1) Non-GAAP Measure • This presentation contains a non-GAAP measure we refer to as EBITDA. We define EBITDA as Income (loss) from continuing operations less net interest income, plus income taxes, depreciation, and amortization of goodwill and other purchased intangibles. We believe the presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations. For a reconciliation of this non-GAAP financial measure, please refer to S1 Corporation’s February 26, 2008 press release found on the Company’s website at www.s1.com. · For questions related to this information, please contact John Stone, Chief Financial Officer, at 404-923-6090 or John.Stone@S1.com.

NASDAQ: SONE www.S1.com
John Stone ~ Chief Financial Officer john.stone@s1.com